SUPPLEMENT DATED AUGUST 25, 2008
TO THE PROSPECTUS and
STATEMENT of ADDITIONAL INFORMATION ("SAI") of
THE INTEGRITY FUNDS
Dated May 1, 2008

Please note the following important information with regard to Integrity Growth & Income Fund (the "Fund"), a series of The Integrity Funds. The changes described below do not apply to any other series of The Integrity Funds.

I.	Elimination of Fund Sales Charges

At a meeting held on May 19, 2008, the Board of Trustees of The Integrity Funds (the "Board") determined, based on a recommendation by Integrity Money Management, Inc., the Fund's investment adviser, that he fee structure of the Fund should be modified to reflect that of a "no-load" fund. Accordingly, effective September 2, 2008, the Fund's up-front sales charge and contingent deferred sales charge ("CDSC") for Class A shares will be eliminated.

II.	Reduction in Compensation to Integrity Funds Distributor, Inc. under the Fund's Distribution and Service Plan (12b-1)

At a meeting held on July 30, 2008, the Board determined that the Fund's distribution and service plan under Rule 12b-1 ("12b-1 Plan") under the Investment Company Act of 1940, as amended (the "1940 Act"), should be modified to reflect a reduction in compensation to Integrity Funds Distributor, Inc. (the "Underwriter") for services performed and expenses incurred in connection with the distribution of shares of the Fund and for providing personal services and the maintenance of shareholder accounts. Accordingly, effective September 2, 2008, the amount of such compensation paid to the Underwriter during any one year shall consist of a distribution and/or service fee not to exceed 0.25% of the average daily net assets of the Class A shares of the Fund. Previously, the amount of compensation consisted of a service fee not to exceed 0.25% of the average daily net assets of the Class A shares of the Fund, plus a distribution fee not to exceed 0.25% of the average daily net assets of the Class A shares of the Fund.

As a result of the changes described in I and II above, the Prospectus and SAI will be revised with respect to the Fund as follows:

A.	Table Set Forth in the Prospectus under the Caption "What Are the Funds' Fees and Expenses?"

Effective September 2, 2008, the table set forth in the Prospectus under the caption "What Are the Funds' Fees and Expenses?" is revised with respect to the Fund only to read as set forth on the following page:

Growth & Income Fund Class A
Shareholder Fees (fees paid directly from your investment)(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution and Service (12b-1) Fees(2)	0.25%
Other Expenses	0.80%
Acquired Fund Fees and Expenses(3)	0.03%
Total Annual Fund Operating Expenses(4)	2.08%
Contractual Fee Waivers and Expense Reimbursements(5)	(0.45)%
Net Annual Fund Operating Expenses (after Contractual Fee Waivers and Expense Reimbursements)(6)	1.63%
(1) Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2) Because the Fund pays 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the Financial Industry Regulatory Authority ("FINRA"). Effective September 2, 2008, the Fund's 12b-1 fees were reduced from 0.50% to 0.25% and the information in the table has been restated to reflect such reduction.

(3) To the extent that ETFs or other investment companies held in the Fund's portfolio of investments have fees and expenses, shareholders of the Fund will indirectly be paying a portion of these other funds' (referred to as "Acquired Funds") fees and expenses.

(4) The Total Annual Fund Operating Expenses may not correlate with the ratio of expenses to average net assets in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(5) The Investment Adviser has contractually agreed to maintain expense levels of the Fund at an annual rate of 1.60% of average daily net assets through March 31, 2009. The foregoing contractual commitment does not include extraordinary or non-recurring expenses or Acquired Fund Fees and Expenses. In addition to the contractual commitment to maintain Fund expense levels, the Investment Adviser may also voluntarily waive or reimburse additional fees and expenses.

(6) For fiscal year 2007, after contractual and voluntary fee waivers and expense reimbursements, and excluding any Acquired Fund Fees and Expenses, the Fund's net annual operating expenses were 1.60%.

B.	Cost of Investing Examples in the Prospectus
Effective September 2, 2008, the disclosure set forth in the Prospectus under the caption "Cost of Investing Examples" is revised in its entirety with respect to the Fund only to read as follows:
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example below assumes you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The example is based on the assumption that your investment has a 5% return each year and that the Fund's gross operating expenses reflected in the preceding fees and expenses table remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
Growth & Income Fund	$213	$672	$1,178	$2,682

C.

Disclosure in the Prospectus under the Captions "The Shares Offered—Class A Shares," "How to Reduce Your Sales Charge" and "Distribution and Service Plans (12b-1)" and in the SAI under the Captions "Distributor—12b-1 Plans" and "Purchase and Redemption of Shares—Class A Shares"

Effective September 2, 2008, the disclosure set forth in the Prospectus under the captions "The Shares Offered—Class A Shares," "How to Reduce Your Sales Charge" and "Distribution and Service Plans (12b-1)," respectively, and in the SAI under the captions "Distributor—12b-1 Plans" and "Purchase and Redemption of Shares—Class A Shares," respectively, is revised to reflect, as applicable, that (a) as of September 2, 2008, under the Fund's 12b-1 Plan, with respect to its Class A shares, the Fund may pay the Distributor an annual Rule 12b-1 fee of up to 0.25% of its average daily net assets for distribution and/or shareholder services; and (b) as of September 2, 2008, the Fund does not impose an up-front sales charge on purchases, or a CDSC on redemptions, of Class A shares.

In addition, with respect to the Fund only, effective September 2, 2008, the first chart that appears in the Prospectus under the caption "The Shares Offered—Class A Shares" is no longer applicable because the Fund will no longer impose sales charges as of such date.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Fund's Shareholder Services Department at (800) 601-5593.